SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2005

                           American Bank Incorporated
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                     000-31246              01-0593266
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(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                 18104
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            ---------------------------------

         On October 18, 2005, Donald J. Whiting, Jr. and Michael D. Molewski were appointed to the boards of directors of American Bank Incorporated (the "Company") and its wholly-subsidiary, American Bank (the "Bank"). There are no arrangements or understandings between either of Messrs. Whiting or Molewski and any other person pursuant to which either individual became a director. Neither of Messrs. Whiting or Molewski is a party to any transaction with the Company and the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

         It is expected that Mr. Whiting will serve as a member of the Company's Executive Committee, Nominating Committee, Compensation Committee, Mergers and Acquisitions Committee and Stock Options Committee, and as a member of the Bank's Executive Committee, Nominating Committee, Compensation Committee and Technology Committee.

         It is expected that Mr. Molewski will serve as a member of the Company's Mergers and Acquisitions Committee, Corporate Governance Committee, Nominating Committee, Compensation Committee and Stock Options Committee, and as a member of the Bank's Corporate Governance Committee, Compensation Committee, Loan Committee, Nominating Committee and Technology Committee.

         Attached as Exhibit 99 to this report is the Company's press release announcing the appointment.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AMERICAN BANK INCORPORATED


DATE:  October 21, 2005               By: /s/ Mark W. Jaindl
                                         --------------------------------------
                                         Mark W. Jaindl
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.                                 Description
         ----------                                 ------------
            99                      Press Release of American Bank Incorporated



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                                   EXHIBIT 99

                   PRESS RELEASE OF AMERICAN BANK INCORPORATED